MAXIM SERIES FUND, INC.

                         Maxim Index European Portfolio

                                (the "Portfolio")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                 (800) -537-2033

This Prospectus describes the Maxim Index European Portfolio. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to the Portfolio. The Portfolio is managed on a day-to-day basis by a "Sub-Adviser" hired by MCM.

The Portfolio is a series of the Maxim Series Fund, Inc. (the "Fund"). The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is May 1, 2002.

                                    CONTENTS

The Portfolio at a Glance.............................................3

Fees and Expenses.....................................................7

Example...............................................................8

More Information About the Portfolio..................................8

Other Investment Practices...........................................11

Management of the Portfolio..........................................14

Important Information About Your Investment..........................15

Financial Highlights.................................................19

                            THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio's investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in the Portfolio.

EQUITY INDEX PORTFOLIO

MAXIM INDEX EUROPEAN PORTFOLIO (Sub-Adviser: Barclays Global Fund Advisors)

The investment objective of this Equity Index Portfolio is to:

     o Seek investment results that track the total return of the common stocks that comprise its benchmark index.

Principal investment strategies.   This Equity Index Portfolio will:

o Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index. The Benchmark Index for the Maxim Index European Portfolio is the FTSE World Large Cap European Index ("Benchmark Index").

FTSE is not a sponsor of, or in any other way is endorsed, sold, promoted by or affiliated with, the Equity Index Portfolio, Maxim Series Fund or Barclays.


o Seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the index in as close as possible a proportion of the Portfolio as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the index and options on futures contracts, and Exchange Traded Funds ("ETFs") that seek to track the index.

The principal investment risks of this Equity Index Portfolio include:

Index Risk
o It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index.

Tracking Error Risk
o Several factors will affect the Portfolio's ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, the Portfolio has operating expenses and those expenses will reduce the Portfolio's total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and its Benchmark Index.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Derivative Risk
o When using futures contracts on market indexes, options on the futures contracts and ETFs, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell a futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if it had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Non-Diversification Risk
o When the Benchmark Index becomes less diversified, the Portfolio which tracks that index similarly becomes less diversified. This means that a greater percentage of the Portfolio's assets may be invested in securities of a smaller number of issuers. As a result, the Portfolio's performance becomes more susceptible to any single economic, political or regulatory event affecting those issuers.

Concentration Risk
o When the Benchmark Index concentrates in an industry or group of industries, the Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of the Portfolio's assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Portfolio's performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total returns to the performance of its Benchmark Index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

Maxim Index European Portfolio
[Object Omitted]

2000    -11.80%
2001    -21.93%

During the period shown in the chart for the Maxim Index European Portfolio, the highest return for a quarter was 7.99% (quarter ending December, 2001) and the lowest return for a quarter was -16.21% (quarter ending March, 2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                       One Year       Since Inception
Maxim Index European Portfolio          -21.93%            -7.83%
Financial Times/S&P Large-Cap
European Index                          -20.76%            -6.06%

The inception date for the Maxim Index European Portfolio was July 26, 1999. The Financial Times/S&P Large Cap European Index (the "FTSE European Index") is an unmanaged, market-value weighted index of equity securities traded on the stock exchanges of the countries represented in the index. It is designed to represent the performance of stocks in the large-cap sector of the markets in European countries.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. (1,2)

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases.............................................NONE
Sales Load Imposed on Reinvested  Dividends.................................NONE
Deferred Sales Load.........................................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

------------------------- ------------- --------------
                             Maxim
                             Index
                            European
-------------------------  --------------
-------------------------- --------------
Management Fee                1.00%
-------------------------  --------------
-------------------------  --------------
Distribution (12b-1)
Fee                                      NONE
-------------------------  --------------
-------------------------  --------------
Other Expenses               0.20%
-------------------------  --------------
-------------------------  --------------
Total Annual Portfolio
Operating Expenses           1.20%
------------------------- -------------


(1) Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level which are not disclosed in this Prospectus.
(2) The expenses shown for the Portfolio are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented.

                                     Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                   1 Year       3 Years      5 Years       10 Years
Maxim Index European Portfolio      $123         $388         $680          $1,547



                      MORE INFORMATION ABOUT THE PORTFOLIO

  --------------------------------------------------------------------
  The Portfolio is managed by a sub-adviser who may manage other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual fund. Consequently, the investment performance of other mutual funds and any similarly-named Portfolio may differ substantially.
  --------------------------------------------------------------------

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an "Equity Portfolio" because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio's investment strategies are applied at the time the Portfolio acquires a security.

The Maxim Index European Portfolio is an Equity Portfolio. The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in the Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Maxim Index European Portfolio pursues investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities" on page 12.

The Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 13.

Index Portfolio
This Equity Portfolio is an Index Portfolio. This means it is not actively managed, but is designed to track the performance of specified benchmarks. The benchmark index for the Maxim Index European Portfolio is the FTSE World Large Cap European Index.

The FTSE European Index is an unmanaged, market-value weighted index of equity securities traded on the stock exchanges of the countries represented in the index. It is designed to represent the performance of stocks in the large-cap sector of the markets from the countries included in the European region of the world. FTSE is a trademark of London Stock Exchange Limited ("Exchange") and The Financial Times Limited ("Financial Times") and is used by the Fund under license. All rights in the index values and constituent lists vests in FTSE International Limited. We have obtained full licenses from FTSE International Limited to use such rights in the creation of the Maxim Index European Portfolio. Neither FTSE nor the Exchange nor Financial Times makes any warranty or representation whatsoever expressly or implied either as to the results to be obtained from the use of the FTSE European Index and/or the figure at which this Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE; however, neither FTSE nor the Exchange nor Financial Times shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor Financial Times shall be liable under any obligation to advise any person of the error therein.

The FT/S&P European Index is sponsored by the Financial Times-Stock Exchange International; Standard & Poor's; Goldman, Sachs and Company; Nat West Securities, Ltd. Each of these entities has voting rights on a committee that is responsible for determining the composition of the stocks comprising the index.

The Portfolio is not endorsed, sold or promoted by the sponsor of the Benchmark Index (the "Sponsor"), and the Sponsor is not an affiliate or a sponsor of the Fund, the Portfolio or MCM. The Sponsor is not responsible for and does not participate in the operation or management of the Portfolio, nor does it guarantee the accuracy or completeness of its Benchmark Index or the data therein. Inclusion of a stock in the Benchmark Index does not imply that it is a good investment.

Total returns for the FT/S&P European Index assumes reinvestment of dividends, but does not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Money Market  Instruments  and  Temporary  Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.


Temporary Investment Strategies
The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio's sub-adviser. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.


                           OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim Index European Portfolio pursues investment in foreign securities as its principal investment strategy. Therefore, as an investor in this Portfolio, the return on your investment will be based substantially on the rewards and risks relating to foreign investment.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

As noted, the Maxim Index European Portfolio has substantial exposure to foreign markets since this Portfolio invests primarily in securities of foreign issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolio to hedge investments or manage interest or currency-sensitive assets. The Index Portfolio may purchase and sell derivative instruments (futures contracts on the Benchmark Index and options thereon) as part of its principal investment strategy. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or the sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about its investment practices is contained in the Statement of Additional Information.

                           MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $ 7.5 billion. MCM and its affiliates have been providing investment management services since 1969.


The management fee paid to MCM for the last fiscal year for the Maxim Index European Portfolio was 1.00% of Average Net Assets.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the sub-adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the Portfolio with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving a sub-adviser to the Portfolio without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio. Currently, there are no sub-advisers who are affiliated persons with MCM.

The sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. The sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the sub-adviser for its services. Barclays Global Fund Advisors is the sub-adviser that provides services for the Maxim Index European Portfolio.

Barclays Global Fund Advisors ("Barclays") is a California corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 45 Fremont Street, San Francisco, California 94105. Barclays is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, with its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2001, BGI and its affiliates, including Barclays, provided investment advisory services for assets worth in excess of $768 billion. Barclays uses teams of portfolio managers, investment strategists, and other investment specialists. This team approach brings together many disciplines and leverages Barclays' extensive resources. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971. Barclays began management of the Maxim Index European Portfolio on May 1, 2001.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio
Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio's shares are sold only to separate accounts of GWL&A and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor the Portfolio for any material conflicts that may arise and will determine what action should be taken.

How to Exchange Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o       You can request an exchange in writing or by telephone.
o       Written requests should be submitted to:
        8515 East Orchard Road
        Greenwood Village, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
        (1) the name of the account
        (2) the account number
        (3) the name of the Portfolio from which the shares of which are to be sold
        (4) the dollar amount or number of shares to be exchanged
        (5) the name of the Portfolio(s) in which new shares will be purchased; and
        (6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o       You can request an exchange by telephoning 1-800-537-2033.
o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to verify the identity of the investor, such as requesting personal identification numbers (PINs) and other information.
o All telephone calls will be recorded and we have adopted other procedures to confirm that telephone instructions are genuine.

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Share Price
The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form.

Net asset value of the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Dividends and Capital Gains Distributions
The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Index European Portfolio ordinarily distributes dividends annually.
o The Portfolio generally distributes capital gains, at least once annually.

Tax Consequences
The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial history for the past five years, or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns in the following table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

MAXIM SERIES FUND, INC.

INDEX EUROPEAN PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the Portfolio for the years ended
December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                        -------------------------------------------
                                                        -------------------------------------------
                                                           2001            2000           1999
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------
                                                                                           (A)

Net Asset Value, Beginning of Period                  $     10.3542   $     11.8191  $     10.0000

Income from Investment Operations
                                                                             0.0000         0.0000
Net investment income (loss)                                 0.0896          0.0386        (0.0005)
Net realized and unrealized gain (loss)                     (2.3621)        (1.4326)        1.8445
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Total Income (Loss) From Investment Operations              (2.2725)        (1.3940)        1.8440
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Less Distributions

From net investment income                                  (0.0856)        (0.0370)        0.0000
From net realized gains                                      0.0000         (0.0339)       (0.0249)
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Total Distributions                                         (0.0856)        (0.0709)       (0.0249)
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Net Asset Value, End of Period                        $      7.9961   $     10.3542  $     11.8191
                                                        ============    ============   ============
                                                        ============    ============   ============
                                                                          0.0000

Total Return                                                (21.93%)        (11.80%)        18.44% ^

Net Assets, End of Period                             $ 114,296,295   $ 143,406,998  $ 147,309,943

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                        1.27%           1.39%          1.39% *
- After Reimbursement #                                       1.20%           1.20%          1.20% *

Ratio of Net Investment Income (Loss) to Average Net Assets:
- Before Reimbursement                                        0.51%           0.19%         (0.31%)*
- After Reimbursement #                                       0.58%           0.38%         (0.12%)*

Portfolio Turnover Rate                                      52.34%          62.87%         19.79% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

* Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A) The Portfolio commenced operations on July 26, 1999.


                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3364.



                         This Prospectus should be read
                       and retained for future reference.